SEPTEMBER 30, 1999,
                       AS UPDATED THROUGH OCTOBER 31, 1999



                        [Graphic Omitted] BT Mutual Funds



Latin American
     Equity Fund

     Annual Report




     TRUST: BT INVESTMENT FUNDS

     INVESTMENT ADVISOR: BANKERS TRUST COMPANY

-------------------------------------------------------------------------------
Latin American Equity Fund

Table of Contents
-------------------------------------------------------------------------------

Letter to Shareholders ....................................................    3


Latin American Equity Fund
   Statements of Assets and Liabilities ...................................    6
   Statements of Operations ...............................................    7
   Statements of Changes in Net Assets ....................................    8
   Financial Highlights ...................................................    9
   Notes to Financial Statements ..........................................   10
   Report of Independent Accountants ......................................   12
   Tax Information ........................................................   12

Latin American Equity Portfolio
  Schedules of Portfolio Investments ......................................   13
  Statements of Assets and Liabilities ....................................   15
  Statements of Operations ................................................   16
  Statements of Changes in Net Assets .....................................   17
  Financial Highlights ....................................................   17
  Notes to Financial Statements ...........................................   18
  Report of Independent Accountants .......................................   20


Proxy Results .............................................................   21




                               ------------------

  The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                               ------------------

-------------------------------------------------------------------------------
Latin American Equity Fund

Letter to Shareholders
-------------------------------------------------------------------------------


We are pleased to present you with this annual report for the Latin American Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings. Please note that the Fund's Board of Trustees approved a change in its fiscal year end from September 30, 1999 to October 31, 1999, thus, while this is an annual report, our review covers the most recent thirteen months and life of the Fund as of the end of October.



MARKET ACTIVITY
Like the rest of the emerging markets, the Latin American equity markets performed strongly, up 34.3% in US dollar terms over the fiscal period.

o Investor sentiment on the whole was buoyed by the perception that the last shoe had dropped in the threat of emerging market collapse that had led to broad market downturns in the fall of 1998. There was wide agreement that emerging markets overall were due for a time of healing and recovery.

o Given the export profile of Latin America, the region also benefited as global commodity prices troughed in the early spring of 1999.

o The only real clouds over the region during the fiscal period were Brazil's currency devaluation in January, Ecuador's eurobond default in the last quarter, and US interest rate fears throughout.

Mexico, up 54.9% in US dollar terms, led the region's equity markets as export and domestic demand improved, oil prices firmed, and the peso gained ground.


o Better than expected inflation and economic data within the nation and a US economy that showed little sign of slowing down also boosted Mexico's market.

o Still, the ride was not entirely smooth, as a volatile Wall Street plus election concerns within Mexico did weigh on its own equity market at times.

Many of the other markets in the region also posted double-digit returns for the fiscal year.

o Chile and Venezuela, both countries with large commodity exposures, advanced 32.0% and 36.9% in US dollar terms, respectively. The bulk of Venezuela's gains came in the second half of the fiscal year, as the market was relieved that its August constitutional crisis did not snowball into the formation of a military government and that fiscal pressures eased on the back of higher oil prices.


o Despite the deeper than anticipated recession in Argentina, Repsol's bid for oil and gas company YPF Sociedad Anonima helped to re-rate the Argentine market. Argentina's equity market rose 36.9% during the period.

o Initially, there was market euphoria in Brazil over positive developments following its currency devaluation. However, realism set in once President Cardoso's popularity plummeted to new lows and Supreme Court injunctions were passed, blocking several measures in its fiscal reform program. Brazil ended the fiscal year up 12.5% in US dollar terms.

o Colombia had the poorest showing, down 2.0% in US dollars, following a series of setbacks, including deeper than expected economic contraction, credit downgrades by the leading rating agencies, and currency devaluation.

INVESTMENT REVIEW
The Fund outperformed its Lipper category average for the one year ended October 31, 1999, but underperformed its benchmark. The Fund's performance is well ahead of both its benchmark and its category average for the one month, three years, five years and life of the Fund as of October 31, 1999.

Sector allocation was the primary factor impacting Fund performance. The Fund's returns were enhanced by its overweight position in Chile during the first half and subsequent underweight in the second half of the fiscal year. The Fund also benefited from the portfolio's initial underweighting of Brazil and Colombia. However, detracting from performance was the Fund's overweighting of Argentina in the first half of the period and its overweighting of Peru in the second half. Our move to underweight Argentina and Venezuela in the latter half of the fiscal year did not help, although our strategy was to take advantage of the strong market moves and increase the portfolio's exposure to a neutral position in the more liquid markets of Brazil and Mexico.

---------------------------------------------------------------------------------------------------------------------------
Periods ended October 31, 1999          Cumulative Total Returns                          Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------
                                Past 1    Past 1   Past 3    Past 5    Since     Past 1   Past 3   Past 5     Since
                                month     year     years     years   inception    year     years   years    inception
---------------------------------------------------------------------------------------------------------------------------

Latin American Equity Fund/1
 (inception 10/25/93)            2.26%    20.81%   8.26%   (15.53)%  17.24%    20.81%    2.68%    (3.32)%   2.68%
---------------------------------------------------------------------------------------------------------------------------
IFCI Latin American Index/2      1.83%    23.39%   5.47%   (20.84)%  11.40%    23.39%    1.79%    (4.56)%   1.81%
---------------------------------------------------------------------------------------------------------------------------
Lipper Latin American Average/3  2.22%    16.19% (4.40)%   (19.48)% (6.93)%    16.19%  (1.79)%    (4.58)% (1.39)%
---------------------------------------------------------------------------------------------------------------------------


-----------

1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

2/ Indices are unmanaged, and investments cannot be made in an index.

3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

-------------------------------------------------------------------------------
Latin American Equity Fund

Letter to Shareholders
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Ten Largest Stock Holdings
-------------------------------------------------------------------------------
  Telefonos De Mexico Class L ADR                                  9.7%
 ...............................................................................
  Telenorte Leste Participation                                    4.7%
 ...............................................................................
  Grupo Televisa GDR                                               4.6%
 ...............................................................................
  Telesp Participacoes Pfd                                         4.1%
 ...............................................................................
  Telecentro Sul Participa                                         4.0%
 ...............................................................................
  Grupo Modelo Ser `C'                                             3.8%
 ...............................................................................
  Vale Rio Doce ADR                                                3.7%
 ...............................................................................
  Banco De Galicia                                                 3.7%
 ...............................................................................
  Formento Economico Mexico                                        3.4%
 ...............................................................................
  Kimberly Clark De Mexico                                         3.3%
-------------------------------------------------------------------------------

During the second half of the fiscal period, we carried out several stock specific and sector allocation strategies for the Fund.

o We increased the Fund's banking exposures via Argentina's Banco Galicia, Chile's Banco Santander, and Peru's Credicorp, with the view that the region's economy had troughed.

o For similar reason, exporters like CVRD and Concha y Toro were reduced in favor of domestically-oriented company purchases.

o Telecommunications should be a prime beneficiary of any economic recovery, and so we increased the portfolio's Brazilian holdings in Embratel, Telecentro Sul, and Telesp Cellular as well as in Chile's CTC.

o Our holding in Argentine oil and gas company YPF Sociedad Anonima received a big boost when Spain's Repsol made a bid for the remaining shares it did not own.

o The recovering oil price also lifted Petrobras shares in Brazil.

o In Mexico, we added to the Fund's holdings in economic recovery plays, such as cement company Cemex, beverage firm Femsa, and media company Televisa. Upon the fiscal period end, we increased the cash position of the Fund to provide cushion for possible volatility of fund flows over Year 2000 issues.

MANAGER OUTLOOK
While Latin America continues to face numerous challenges, our outlook for the year 2000 will likely improve with ongoing recovery from this past year's economic slump. Within the emerging markets, we believe that Latin America actually has the best return potential next year if risk premiums and emerging market bond spreads can narrow. We expect this should happen once the US bond market stabilizes. Brazilian

                    Diversification of Portfolio Investments

                       By Country as of October 31, 1999
                     (percentages are based on market value)


          Argentina 5%                                 Peru 5%


          Brazil 37%                                   Mexico 44%



          Chile 8%                                     Colombia 1%


equities remain very inexpensive on numerous parameters, but the nation has to make further progress on tackling the fiscal front. In our view, Mexico remains the stable quality play within the region, with the potential for credit rating upgrades.

As we approach the end of 1999, we expect increased volatility in the region's equity markets on Year 2000 concerns. However, we believe that Year 2000 will pose only limited and temporary setbacks to the region.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.




                               /s/ Michaelle Levy



                                 /s/ Julie Wang





                           Michael Levy and Julie Wang
                            Portfolio Manager of the
                         Latin American Equity Portfolio
                                October 31, 1999

-------------------------------------------------------------------------------
Latin American Equity Fund

Performance Comparison
-------------------------------------------------------------------------------

Comparison of Change in                           As of October 31, 1999
Value of a $10,000
Investment in the Latin                             Latin American                IFCI Latin
American Equity Fund and                         Equity Fund - $11,724      American Index - $11,140
the IFCI Latin American                          ---------------------     -------------------------
Index since October 31,                              Oct-93  10000                   10000
1993.                                                Mar-94  12822                   12275
                                                     Sep-94  14526                   14736
---------------------------------------              Mar-95   7350                    7686
Total Return for the Periods                         Sep-95   8618                    9602
   Ended October 31, 1999                            Mar-96   9408                    9652
                                                     Sep-96  10838                   10763
  One      Five      Since                           Mar-97  12463                   12536
  Year     Year     10/25/93/1                       Sep-97  15961                   15933
 20.81%  (3.32)%/2   2.68%/2                         Mar-98  15484                   13922
                                                     Sep-98   8777                    8000
                                                     Mar-99  11876                   10292
 Ended September 30, 1999                            Sep-99  11465                   10939
   One     Five       Since                          Oct-99  11724                   11140
  Year     Year     10/25/93/1
 28.54%  (4.68)%/2   2.33%/2                      As of September 30, 1999

1/ The Fund's inception date.                        Latin American               IFCI Latin
2/ Annualized.                                    Equity Fund - $11,465     American Index - $10,939
                                                  ---------------------     -------------------------
Investment return and principal                       Oct-93  10000                10000
value will fluctuate so that shares,                  Mar-94  12822                12275
when redeemed, may be worth more or                   Sep-94  14526                14736
less than their original cost.                        Mar-95   7350                 7686
---------------------------------------               Sep-95   8618                 9602
                                                      Mar-96   9408                 9652
                                                      Sep-96  10838                10763
                                                      Mar-97  12463                12536
                                                      Sep-97  15961                15933
                                                      Mar-98  15484                13922
                                                      Sep-98   8777                 8000
                                                      Mar-99  11876                10292
                                                      Sep-99  11465                10939

                                                  Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

-------------------------------------------------------------------------------
Latin American Equity Fund

Statements of Assets and Liabilities
-------------------------------------------------------------------------------


                                                                              October 31, 1999/1  September 30, 1999
                                                                             -------------------  ------------------
Assets
   Investment in Latin American Equity Portfolio, at Value .................... $    4,781,424     $     4,743,190
   Receivable for Shares of Beneficial Interest Subscribed ....................            250                 250
   Prepaid Expenses and Other .................................................         12,291              12,303
   Due from Bankers Trust .....................................................         43,771              40,764
                                                                                --------------     ---------------
Total Assets ..................................................................      4,837,736           4,796,507
                                                                                --------------     ---------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed .........................          6,358               4,333
   Accrued Expenses and Other .................................................         25,199              23,887
                                                                                --------------     ---------------

Total Liabilities .............................................................         31,557              28,220
                                                                                --------------     ---------------
Net Assets .................................................................... $    4,806,179     $     4,768,287
                                                                                ==============     ===============
Composition of Net Assets
   Paid-in Capital ............................................................ $   12,848,260     $    12,868,643
   Undistributed Net Investment Income ........................................        100,309             100,309
   Accumulated Net Realized Loss from Investment, Foreign Currency and
     Forward Foreign Currency Transactions ....................................     (8,039,358)         (7,979,522)
   Net Unrealized Depreciation on Investment and Foreign Currencies ...........       (103,032)           (221,143)
                                                                                --------------     ---------------
Net Assets .................................................................... $    4,806,179     $     4,768,287
                                                                                ==============     ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided
   by shares outstanding) ..................................................... $        10.85     $         10.61
                                                                                ==============     ===============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
     beneficial interest authorized) .........................................         443,019             449,622
                                                                                ==============     ===============


----------------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.




                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Fund

Statements of Operations
-------------------------------------------------------------------------------



                                                                               For the period        For the
                                                                             October 1, 1999 to     year ended
                                                                             October 31, 1999/1 September 30, 1999
                                                                             ------------------ ------------------

Investment Income
   Income (Expenses in Excess) Allocated from Latin American Equity
      Portfolio, net ........................................................  $        (332)   $       152,368
                                                                               --------------   ----------------
Expenses
   Administration and Services Fees .........................................          3,746             62,189
   Professional Fees ........................................................          4,839             30,832
   Printing and Shareholder Reports .........................................          1,018             23,095
   Registration Fees ........................................................             30             15,982
   Trustees Fees ............................................................            364              6,376
   Miscellaneous ............................................................            306              7,144
                                                                               -------------    ----------------
   Total Expenses ...........................................................         10,303            145,618
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ....................         (6,754)           (86,410)
                                                                               -------------    ----------------

      Net Expenses ..........................................................          3,549             59,208
                                                                               -------------    ---------------
Net Investment (Expenses in Excess of) Income ...............................         (3,881)            93,160
                                                                               -------------    ---------------
Realized and Unrealized Gain (Loss) on Investment, Foreign Currencies and
   Forward Foreign Currency Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ...............................................        (59,836)          (935,651)
      Foreign Currency Transactions .........................................         (2,042)           (61,801)
      Forward Foreign Currency Transactions .................................         (1,159)           210,639
   Net Change in Unrealized Appreciation/Depreciation on Investment and
      Foreign Currencies ....................................................        173,993          1,876,393
                                                                               -------------    ---------------

Net Realized and Unrealized Gain on Investment, Foreign Currencies, and
   Forward Foreign Currency Contracts .......................................        110,956          1,089,580
                                                                               -------------    ---------------
Net Increase in Net Assets from Operations ..................................  $     107,075    $     1,182,740
                                                                               =============    ===============




--------------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.





                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Fund

Statements of Changes in Net Assets
-------------------------------------------------------------------------------




                                                            For the period       For the period         For the
                                                          October 1, 1999 to       year ended          year ended
                                                           October 31, 1999/1  September 30, 1999  September 30, 1998
                                                           ----------------   ----------------------------------------

Increase (Decrease) in Net Assets from:
Operations
   Net Investment (Expense in Excess of) Income .........   $        (3,881)     $        93,160     $       362,238
   Net Realized Loss from Investment, Foreign
     Currency and Forward Foreign Currency
     Transactions .......................................           (63,037)            (786,813)         (5,595,775)
   Net Change in Unrealized Appreciation/Depreciation
     on Investment and Foreign Currencies ...............           173,993            1,876,393          (7,638,638)
                                                            ----------------     ----------------    ----------------
Net Increase (Decrease) in Net Assets from Operations ...           107,075            1,182,740         (12,872,175)
                                                            ----------------     ----------------    ----------------
Distributions to Shareholders
   Net Investment Income ................................                --             (378,358)            (68,996)
                                                            ----------------     ----------------    ----------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares ........................            26,125           16,499,619          45,435,848
   Dividend Reinvestments ...............................                --              312,608              41,257
   Cost of Shares Redeemed ..............................           (95,308)         (19,104,660)        (63,692,767)
                                                            ----------------     ----------------    ----------------
Net Decrease from Capital Transactions in Shares
  of Beneficial Interest ................................           (69,183)          (2,292,433)        (18,215,662)
                                                            ----------------     ----------------    ----------------
Total Increase (Decrease) in Net Assets .................            37,892           (1,488,051)        (31,156,833)
Net Assets ..............................................
Beginning of Period .....................................         4,768,287            6,256,338          37,413,171
                                                            ----------------     ----------------    ----------------
End of Period (Including undistributed net investment
  income of $100,309, $100,309 and $236,669,
  respectively) .........................................   $     4,806,179      $     4,768,287     $     6,256,338
                                                            ================     ================    ================




---------------

1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Fund

Financial Highlights
-------------------------------------------------------------------------------



Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Fund.


                                                     For the period            For the years ended September 30,
                                                    October 1, 1999 to    --------------------------------------------
                                                    October 31, 1999/2    1999      1998    1997       1996       1995
                                                    ------------------    ----      ----    ----       ----       ----

Per Share Operating Performance:
Net Asset Value, Beginning of Period ..............        $10.61       $ 8.75    $15.74    $10.71   $  8.50   $ 14.59
                                                           ------       ------    ------   ------    -------   -------
Income fromInvestment Operations
   Net Investment (Expenses in Excess of) Income ..         (0.01)        0.08      0.44     0.001      0.02      0.03
   Net Realized and Unrealized Gain (Loss) on
     Investment, Foreign Currencies and Forward
     Foreign Currency Transactions ................          0.25         2.30     (7.40)     5.03      2.19     (5.92)
                                                           ------       ------    ------   ------    -------   -------
Total from Investment Operations ..................          0.24         2.38     (6.96)     5.03      2.21     (5.89)
                                                           ------       ------    ------    ------   -------   -------
Distributions to Shareholders
   Net Investment Income ..........................            --        (0.52)    (0.03)    0.001        --        --
   Net Realized Gains                                          --           --        --        --        --     (0.20)
                                                           ------       ------    ------    ------   -------   -------
Total Distributions ...............................            --        (0.52)    (0.03)       --        --     (0.20)
                                                           ------       ------    ------    ------   -------   -------
Net Asset Value, End of Period ....................        $10.85       $10.61    $ 8.75    $15.74   $ 10.71   $  8.50
                                                           ======       ======    ======    ======   =======   =======
Total Investment Return ...........................          2.26%       28.54%   (44.28)%   47.00%    26.00%   (40.68)%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)                $4,806       $4,768    $6,256   $37,413   $16,997   $13,624
   Ratios to Average Net Assets:
      Net Investment (Expenses in Excess of) Income          1.00%/3      1.42%     1.42%     0.16%     0.16%     0.29%
      Expenses, Including Expenses of the
        Latin American Equity Portfolio ...........          1.90%/3      1.90%     2.00%     2.00%     2.00%     2.00%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust ...............          6.07%/3      2.38%     0.66%     0.44%     0.66%     1.17%



---------------
1/ Less than $0.01.
2/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
3/ Annualized.



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Fund

Notes to Financial Statements
-------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Latin American Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on October 25, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Latin American Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects its proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio. At October 31, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the schedule of portfolio investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are also made annually to the extent they are offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has capital loss carryforwards in the amounts of $749,851, $6,200,128, and $661,170 expiring in 2003, 2006, and 2007, respectively.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .95% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .90% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.90% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Notes to Financial Statements
-------------------------------------------------------------------------------



Note 3--Shares of Beneficial Interest
At October 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                  For the period                  For the
                 October 1,1999 to               year ended
                 October 31, 1999            September 30, 1999
                -------------------        ----------------------
                Shares       Amount        Shares          Amount
                ------       ------        ------          ------
Sold            2,470      $   26,125     1,615,521     $ 16,499,619
Reinvested         --              --        36,098          312,608
Redeemed       (9,073)        (95,308)   (1,917,401)     (19,104,660)
               ------      ----------    ----------     ------------
Net Decrease   (6,603)     $  (69,183)     (265,782)    $ (2,292,433)
               ======      ==========    ==========     ============


                          For the
                        year ended
                    September 30, 1998
                 ----------------------
                 Shares         Amount
                 ------        --------
Sold            3,404,954    $ 45,435,848
Reinvested          3,104          41,257
Redeemed       (5,069,215)    (63,692,767)
               ----------    ------------
Net Decrease   (1,661,157)   $(18,215,662)
               ==========    ============


Note 4--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments can not always be foreseen.

-------------------------------------------------------------------------------
Latin American Equity Fund

Report of Independent Accountants
-------------------------------------------------------------------------------



To the Trustees of BT Investment Funds and
Shareholders of Latin American Equity Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Latin American Equity Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at October 31, 1999 and September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999


-------------------------------------------------------------------------------


Tax Information (Unaudited For the Periods Ended October 31, 1999 and
September 30, 1999)
-------------------------------------------------------------------------------



During the year ended September 30, 1999, the Fund received income from foreign sources in the amount of $187,224. The Fund has paid foreign taxes in the amount of $5,889 or $0.013 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
-------------------------------------------------------------------------------



Shares               Security                                            Value
------               --------                                            -----

             COMMON STOCK - 78.5%

             Argentina - 4.9%
  8,300      Banco de Galicia y Buenos Aires
               SA de C.V. ADR .....................................   $  175,337
  4,982      Perez Companc SA ADR .................................       60,511
                                                                      ----------
                                                                         235,848
                                                                      ----------

             Brazil - 17.6%
  4,904      Centrais Electricas Brasileiras SA ...................       84,415
  9,000      Companhia Vale do Rio Doce ADR .......................      175,524
  5,700      Embratel Participacoes SA ADR ........................       73,387
  3,200      Tele Centro Sul Participacoes SA ADR .................      191,200
 13,313      Tele Norte Leste Participacoes SA ADR ................      224,657
  1,400      Telesp Celular Participacoes SA ADR ..................       34,475
  2,500      Uniao de Bancos Brasileiros SA GDR ...................       57,812
                                                                      ----------
                                                                         841,470
                                                                      ----------
             Chile - 8.1%
  2,900      Banco Santander Chile ADR ............................       47,488
  3,709      Chilectra SA Chile ADR ...............................       65,956
  4,634      Cia de Telecomunicaciones de Chile SA
               ADR ................................................       77,330
  4,800      Distribucion y Servicio D&S SA ADR ...................       78,300
  4,400      Embotelladora Andina SA ADR ..........................       71,500
  3,800      Empresa Nacional de Electricidad
               SA ADR .............................................       48,450
                                                                      ----------
                                                                         389,024
                                                                      ----------

             Colombia - 1.3%
 19,500      Bavaria SA ...........................................       64,623
                                                                      ----------

             Mexico - 42.1%
 40,000      Alfa Corp. SA ........................................      153,231
  6,779      Cemex SA de CV ADR (a) ...............................      152,528
175,000      Desc SA de CV Series B ...............................      141,707
  4,900      Fomento Economico Mexicano SA de CV
               ADR ................................................      160,781
 23,192      Grupo Carso de CV Series 1A (a) ......................       97,029
 35,233      Grupo Financiero Banamex Accival, SA
               de CV "O" shares (a) ...............................       87,968
 30,000      Grupo Industrial Saltillo SA de CV
               Series B ...........................................       78,017
 75,000      Grupo Modelo SA de CV Series C .......................      182,974
  5,205      Grupo Televisa SA GDR (a) ............................      221,213
 48,771      Kimberly-Clark de Mexico SA de CV
               Series A ...........................................      155,945
 30,807      Organizacion Soriana SA de CV Series B 114,177
  5,446      Telefonos de Mexico SA ADR - Class L                        465,633
                                                                      ----------

                                                                       2,011,203
                                                                      ----------

             Peru - 4.5%
 42,341      Cementos Lima SA .....................................       49,047
  7,200      Credicorp Ltd. .......................................       76,500
 75,000      Telefonica de Peru S.A.A. Series B ...................       87,951
                                                                      ----------
                                                                         213,498
                                                                      ----------
Total Common Stock (Cost $3,846,940) ..............................    3,755,666
                                                                      ----------

Shares               Security                                            Value
------               --------                                            -----

             PREFERRED STOCK - 17.4%

             Brazil - 17.4%
  1,831      Banco Estado de Sao Paolo SA .........................       46,999
  2,500      Banco Itau SA ........................................      143,440
 11,805      Companhia Cervejaria Brahma ADR ......................      147,563
  8,538      Gerdau SA ............................................      154,413
    906      Petroleo Brasileiro SA ...............................      144,261
 12,206      Telesp Participacoes SA ..............................      195,718
                                                                      ----------
Total Preferred Stock (Cost $846,015) .............................      832,394
                                                                      ----------

             OTHER SECURITIES - 0.2%

     14      Banco Hipotecario SA Warrants (a)
               (Cost $700) ........................................        7,984
                                                                      ----------

Total Investments (Cost $4,693,655)......................  96.1%       4,596,044

Other Assets in Excess of Liabilities....................   3.9%         185,387
                                                          -----       ----------
Net Assets .............................................. 100.0%      $4,781,431
                                                          =====       ==========

---------------
(a) Non-Income Producing Security

Abbreviations:
ADR - American Depository Receipt
GDR - Global Depository Receipt


Industry Diversification (as a percentage of Total Investments):

   Telecommunications .............   29.38%
   Banks ..........................   12.09%
   Brewery ........................    8.60%
   Diversified ....................    8.53%
   Steel Producers ................    5.06%
   Beverages ......................    5.05%
   Broadcasting ...................    4.81%
   Oil ............................    4.46%
   Utilities ......................    4.33%
   Mining .........................    3.82%
   Consumer Goods .................    3.39%
   Building Materials .............    3.32%
   Retail .........................    2.48%
   Finance ........................    1.91%
   Retail/Foods ...................    1.70%
   Building & Construction ........    1.07%
                                    -------
                                     100.00%
                                     ======

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
-------------------------------------------------------------------------------



Shares               Security                                            Value
------               --------                                            -----

             COMMON STOCK - 78.7%

             Argentina - 3.6%
  4,982      Perez Companc SA ADR ................................. $     60,592
  4,231      Telefonica de Argentina SA ADR .......................      111,593
                                                                    ------------
                                                                         172,185
                                                                    ------------


             Brazil - 22.1%
  1,889      Companhia Energetica de Minas Geras
               SA ADR .............................................       28,542
 14,805      Companhia Cervejaria Brahma ADR ......................      177,660
 11,592      Companhia Brasileira Distribuicao
               Grupo Pao Acucar ADR ...............................      229,666
 11,400      Companhia Vale Rio Doce ADR ..........................      240,473
  4,904      Centrais Electricas Brasileiras SA ...................       81,738
  1,500      Tele Centro Sul Participacoes SA ADR .................       83,250
 13,313      Tele Norte Leste Participacoes SA ADR ................      206,351
                                                                    ------------
                                                                       1,047,680
                                                                    ------------
             Chile - 7.1%
  3,709      Chilectra SA Chile ADR ...............................       70,311
  4,634      Cia de Telecomunicaciones de Chile
               SA ADR .............................................       83,702
  4,836      Vina Concha Y Toro Chile SA ADR ......................      182,559
                                                                    ------------
                                                                         336,572
                                                                    ------------

             Colombia - 1.3%
 19,500      Bavaria  SA ..........................................       59,353
                                                                    ------------

             Mexico - 41.3%
 40,000      Alfa Corp. SA ........................................      169,266
  4,680      Cemex SA de CV ADR (a) ...............................      112,905
 45,802      Corporacion GEO SA de CV
               Series B (a) .......................................      115,899
175,000      Desc SA de CV Series B ...............................      149,793
 23,192      Grupo Carso de CV Series 1A (a) ......................       96,776
 35,233      Grupo Financiero Banamex Accival,
               SA de CV "O" shares (a) ............................       63,407
 30,000      Grupo Industrial Saltillo SA de
               CV Series B ........................................       81,530
 75,000      Grupo Modelo SA de CV Series C .......................      190,184
  5,005      Grupo Televisa SA GDR (a) ............................      199,887
 48,771      Kimberly-Clark de Mexico SA de
               CV Series A ........................................      172,202
 47,507      Organizacion Soriana SA de CV Series B 190,613
  5,846      Telefonos de Mexico SA ADR Class L ...................      416,527
                                                                    ------------
                                                                       1,958,989
                                                                    ------------

             Peru - 3.3%
 42,341      Cementos Lima, SA ....................................       53,865
 75,000      Telefonica de Peru S.A.A. Series B ...................      101,701
                                                                    ------------
                                                                         155,566
                                                                    ------------
Total Common Stock (Cost $3,946,891) ..............................    3,730,345
                                                                    ------------

Shares               Security                                            Value
------               --------                                            -----

             PREFERRED STOCK - 15.0%

             Brazil - 15.0%
 10,000      Banco Bradesco SA PN ................................. $     47,865
  1,831      Banco Estado de Sao Paolo SA .........................       43,396
  2,500      Banco Itau SA ........................................      130,210
  8,538      Gerdau SA Pfd ........................................      133,421
  1,492      Petroleo Brasileiro SA ...............................      223,151
  8,750      Telesp Participacoes SA ..............................      134,911
                                                                    ------------
Total Preferred Stock  (Cost $772,961) ............................      712,954
                                                                    ------------

             OTHER SECURITIES - 0.1%

             Argentina - 0.1%
     14      Banco Hipotecario SA Warrants
               (Cost $700) ........................................ $      6,021
                                                                    ------------

Total Investments (Cost $4,720,552) .....................  93.8%       4,449,320

Other Assets in Excess of Liabilities ...................   6.2%         293,878
                                                          -----     ------------

Net Assets .............................................. 100.0%    $  4,743,198
                                                          =====     ============

---------------
(a) Non-Income Producing Security

Abbreviations:
ADR - American Depository Receipt
GDR - Global Depository Receipt

Industry Diversification (as a percentage of Total Investments):

   Telecommunications .............   25.58%
   Brewery ........................    9.60%
   Diversified ....................    9.35%
   Oil ............................    6.38%
   Mining .........................    5.40%
   Food-Retail ....................    5.16%
   Banks ..........................    5.11%
   Steel Producers ................    4.83%
   Broadcasting ...................    4.49%
   Retail .........................    4.28%
   Beverages ......................    4.10%
   Utilities ......................    4.06%
   Consumer Goods .................    3.87%
   Real Estate ....................    2.60%
   Building Materials .............    2.54%
   Finance ........................    1.43%
   Building & Construction ........    1.22%
                                    -------
                                     100.00%
                                     ======


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Statements of Assets and Liabilities
-------------------------------------------------------------------------------




                                                                                October 31, 1999/2   September 30, 1999
                                                                                ------------------   ------------------

Assets
   Investments, at Value (Cost $4,693,655 and $4,720,552, respectively) ......  $    4,596,044         $     4,449,320
   Cash/1 ....................................................................         119,957                 239,236
   Dividends and Interest Receivable .........................................          65,619                  77,575
   Due from Bankers Trust ....................................................          20,772                   8,454
                                                                                --------------         ---------------
Total Assets .................................................................       4,802,392               4,774,585
                                                                                --------------         ---------------
Liabilities
   Accrued Expenses and Other ................................................          20,961                  31,387
                                                                                --------------         ---------------
Total Liabilities ............................................................          20,961                  31,387
                                                                                --------------         ---------------
Net Assets ...................................................................  $    4,781,431         $     4,743,198
                                                                                ==============         ===============
Composition of Net Assets
   Paid-in Capital ...........................................................  $    4,884,836         $     5,020,596
   Net Unrealized Depreciation on Investments and Foreign Currency ...........        (103,405)               (277,398)
                                                                                --------------         ---------------
Net Assets ...................................................................  $    4,781,431         $     4,743,198
                                                                                ==============         ===============



---------------
1/ Includes foreign cash of $13,481 and $1,361, with a cost of $13,311 and
   $1,341, respectively.
2/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Statements of Operations
-------------------------------------------------------------------------------




                                                                                               For the period         For the
                                                                                             October 1, 1999 to      year ended
                                                                                             October 31, 1999/1  September 30, 1999
                                                                                             ------------------  ------------------

Investment Income
   Dividends (net of foreign withholding tax of $0 and $5,889, respectively) ............      $      2,869        $   190,402
   Interest .............................................................................               717             27,176
                                                                                               ------------        -----------
Total Investment Income .................................................................             3,586            217,578
                                                                                               ------------        -----------
Expenses
   Advisory Fees ........................................................................             3,918             65,209
   Professional Fees ....................................................................            15,491             33,606
   Custody Fees .........................................................................               328             15,302
   Administration and Services Fees .....................................................               784             13,076
   Trustees Fees ........................................................................               276              6,228
   Miscellaneous ........................................................................               140                874
                                                                                               ------------        -----------
   Total Expenses .......................................................................            20,937            134,295
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ................................           (17,019)           (69,086)
                                                                                               ------------        -----------
      Net Expenses ......................................................................             3,918             65,209
                                                                                               ------------        -----------
Net Investment (Expenses in Excess of) Income ...........................................              (332)           152,369
                                                                                               ------------        -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currencies
   and Forward Foreign Currency Contracts ...............................................
   Net Realized Gain (Loss) from: .......................................................
      Investment Transactions ...........................................................           (59,836)          (935,652)
      Foreign Currency Transactions .....................................................            (2,042)           (61,801)
      Forward Foreign Currency Transactions .............................................            (1,159)           210,639
   Net Change in Unrealized Appreciation/Depreciation on Investments and
      Foreign Currencies ................................................................           173,993          1,876,394
                                                                                               ------------        -----------
Net Realized and Unrealized Gain on Investments, Foreign Currencies and
   Forward Foreign Currency Contracts ...................................................           110,956          1,089,580
                                                                                               ------------        -----------
Net Increase in Net Assets from Operations ..............................................      $    110,624       $  1,241,949
                                                                                               ============       ============



---------------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Statements of Changes in Net Assets
-------------------------------------------------------------------------------





                                                                         For the period          For the              For the
                                                                       October 1, 1999 to       year ended          year ended
                                                                        October 31, 19991   September 30, 1999  September 30, 1998
                                                                       ------------------   ------------------  ------------------

Increase (Decrease) in Net Assets from:
Operations
   Net Investment (Expenses in Excess of) Income .................    $       (332)          $     152,369       $      616,975
   Net Realized Loss from Investments, Foreign Currency,
      and Forward Foreign Currency Transactions ..................          (63,037)              (786,814)          (5,595,779)
   Net Change in Unrealized Appreciation/Depreciation
      on Investments and Foreign Currencies ......................          173,993              1,876,394           (7,638,639)
                                                                      -------------          -------------       --------------
Net Increase (Decrease) in Net Assets from Operations ............          110,624              1,241,949          (12,617,443)
                                                                      -------------          -------------       --------------
Capital Transactions
   Proceeds from Capital Invested ................................           26,125             15,579,130           45,172,546
   Value of Capital Withdrawn ....................................          (98,516)           (18,532,001)         (63,505,446)
                                                                      -------------          -------------       --------------
Net Decrease in Net Assets from Capital
   Transactions ..................................................          (72,391)            (2,952,871)         (18,332,900)
                                                                      -------------          -------------       --------------
Total Increase (Decrease) in Net Assets ..........................           38,233             (1,710,922)         (30,950,343)
Net Assets
Beginning of Period ..............................................        4,743,198              6,454,120           37,404,463
                                                                      -------------          -------------       --------------
End of Period ....................................................    $   4,781,431          $   4,743,198       $    6,454,120
                                                                      =============          =============       ==============

-------------------------------------------------------------------------------


Financial Highlights
-------------------------------------------------------------------------------



Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Portfolio.


                                                        For the period                For the years ended September 30,
                                                       October 1, 1999 to  -----------------------------------------------------
                                                       October 31, 19991     1999        1998      1997        1996        1995
                                                      -------------------  -------     -------   --------    --------    -------

Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)                 $4,781         $4,743       $6,454    $37,404     $17,051    $13,658
   Ratios to Average Net Assets:
      Net Investment (Expenses in
        Excess of) Income                                    (0.08)%/2       2.33%        2.41%      1.16%       1.21%      1.27%
      Expenses                                                1.00%/2        1.00%        1.00%      1.00%       1.00%      1.00%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust                           4.35%/2        1.06%        0.53%      0.32%       0.31%      0.80%
   Portfolio Turnover Rate                                      23%           369%          92%       122%        171%       161%



---------------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
2/  Annualized.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Notes to Financial Statements
-------------------------------------------------------------------------------



Note 1--Organization and Significant Accounting Policies
A. Organization

The Latin American Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and began operations on October 25, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

E. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

F. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

G. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .20% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 1.00% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the fund to the Portfolio as of October 31, 1999 and September 30, 1999 amounted to $0 and $9,067, respectively, and are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the periods ended October 31, 1999 and September 30, 1999.

-------------------------------------------------------------------------------
Latin American Equity Portfolio

Notes to Financial Statements
-------------------------------------------------------------------------------



Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended October 31, 1999, were $1,080,668 and $1,047,729, respectively. For the year ended September 30, 1999, the amounts were $22,305,513 and $24,652,243, respectively.

For Federal income tax purposes, the tax basis of investments held at October 31, 1999 was $5,121,864. The aggregate gross unrealized appreciation for all investments at October 31, 1999 was $183,512, and the aggregate gross unrealized depreciation for all investments was $709,332. At September 30, 1999 the tax basis of investments held was $5,343,937. The aggregate gross unrealized appreciation for all investments at September 30, 1999 was $11,763 and the aggregate gross unrealized depreciation for all investments was $906,380.

Note 4--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments can not always be foreseen.

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Latin American Equity Portfolio

Report of Independent Accountants
-------------------------------------------------------------------------------



To the Trustees
and Holders of Beneficial Interest of Latin American Equity Portfolio:

In our opinion, the accompanying statements of asset and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Latin American Equity Portfolio (hereafter referred to as the "Portfolio") at October 31, 1999 and September 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

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Latin American Equity Fund

Proxy Results (unaudited)
-------------------------------------------------------------------------------



For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Funds Board of Trustees.
                               Shares             Shares Voted
                               Voted                Withheld
                                For                Authority
                              ------              ------------
    Messr Biggar              398,393               20,881
    Messr Dill                398,393               20,881
    Messr Hale                398,393               20,881
    Messr Langton             398,393               20,881
    Messr Saunders            398,393               20,881
    Messr Van Benschoten      398,393               20,881
    Dr. Gruber                398,393               20,881
    Dr. Herring               398,393               20,881


2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.
                                For                 Against           Abstain
                             ---------              -------           -------
                              415,302                2,560             1,412


3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.
                                For                 Against           Abstain
                             ---------              -------           -------
                              414,849                2,778             1,647


4. To approve the New Investment Sub-advisory Agreement with Morgan Grenfell Investment Services Ltd.
                                For                 Against           Abstain
                             ---------              -------           -------
                              414,849                2,778             1,647


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.
                                For                 Against           Abstain
                             ---------              -------           -------
                              415,497              2,813964             964



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

[GRAPHIC OMITTED] Bankers Trust
                  Architects of Value


For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                       BT Service Center
                                P.O. Box 419210
                                Kansas City, MO 64141-6210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.


Latin American Equity Fund                                      CUSIP #055922785
BT Investment Funds                                            497ANN (9/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101